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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                ______________

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 18, 2001



                     CABLE DESIGN TECHNOLOGIES CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




           Delaware                        001-12561                       36-3601505
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
        incorporation)

                                Foster Plaza 7
                              661 Andersen Drive
                             Pittsburgh, PA 15220
         (Address of Principal Executive Offices, including Zip Code)



                                (412) 937-2300
             (Registrant's telephone number, including area code)



                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

   On December 18, 2001, the Company consummated the refinancing of its existing credit facilities upon terms generally described in the "Liquidity and Capital Resources" section of its Quarterly Report on Form 10-Q for the quarter ended October 31, 2001, which is incorporated herein by reference.

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                                  SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 21, 2001.

                                          Cable Design Technologies Corporation


                                              /s/ Charles B. Fromm
                                             -----------------------------------
Date: December 21, 2001                   By:    Charles B. Fromm
                                          Its:   Vice President, General Counsel

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